April 5, 2004
DREYFUS INVESTMENT PORTFOLIOS-
CORE VALUE PORTFOLIO

Supplement to Prospectus
dated May 1, 2003

The following information supersedes and replaces the information in the third paragraph in the section of the Portfolio’s Prospectus entitled “Management.”

Investment decisions for the portfolio are made by a committee of portfolio managers.
No individual committee member is primarily responsible for making these investment decisions. The committee is the Large Cap Value Team of The Boston Company Asset
Management, which is an affiliate of Dreyfus. Each committee member also is an employee of
Dreyfus. The portfolio managers comprising the committee are identified in the Statement of
Additional Information.

P:\Word Processing\INSERTS FOR EDGAR FILINGS FROM ATTY-PARA\Kiesha Astwood\sticker-core value.doc

April 5, 2004
DREYFUS INVESTMENT PORTFOLIOS-
CORE VALUE PORTFOLIO

Supplement to Statement of Additional Information
dated May 1, 2003

The following information supersedes and replaces any contrary information contained in the section of the Portfolio’s Statement of Additional Information entitled
“Management Arrangements.”

The portfolio managers of Core Value Portfolio, who comprise the Large Cap Value
Team of The Boston Company Asset Management, which is an affiliate of Dreyfus, are Brian C.
Ferguson (chairman of the Large Cap Value Team), William E. Costello, Robert J. Eastman, and
J. David Macey.

P:\Word Processing\INSERTS FOR EDGAR FILINGS FROM ATTY-PARA\Kiesha Astwood\sticker-core value.doc